UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Stockholders of M&T Bank Corporation was held on April 20, 2010. At the 2010 Annual Meeting, stockholders approved all of management’s proposals which included (i) the election of seventeen (17) directors, all of whom were then serving as directors of M&T Bank Corporation, for terms of one (1) year and until their successors are elected and qualified; (ii) the approval of the compensation of M&T Bank Corporation’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2010. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.
The following table reflects the tabulation of the votes with respect to each director who was elected at the 2010 Annual Meeting:

	Number of Votes
Nominee	For	Withheld	Broker Non-Vote
Brent D. Baird	96,846,409	1,154,857	10,002,628
Robert J. Bennett	97,432,977	568,289	10,002,628
C. Angela Bontempo	97,210,706	790,560	10,002,628
Robert T. Brady	85,827,146	12,174,120	10,002,628
Michael D. Buckley	96,787,369	1,213,897	10,002,628
T. Jefferson Cunningham III	97,540,255	461,011	10,002,628
Mark J. Czarnecki	97,402,067	599,199	10,002,628
Colm E. Doherty	97,386,570	614,696	10,002,628
Gary N. Geisel	97,344,966	656,300	10,002,628
Patrick W.E. Hodgson	97,340,446	660,820	10,002,628
Richard G. King	94,461,582	3,539,684	10,002,628
Jorge G. Pereira	96,742,332	1,258,934	10,002,628
Michael P. Pinto	97,430,163	571,103	10,002,628
Melinda R. Rich	97,549,734	451,532	10,002,628
Robert E. Sadler, Jr.	97,400,020	601,246	10,002,628
Herbert L. Washington	97,344,502	656,764	10,002,628
Robert G. Wilmers	97,230,938	770,328	10,002,628

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T Bank Corporation’s Named Executive Officers:

Number of Votes
For	Against	Abstain
105,198,281	1,927,614	877,999
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2010:

Number of Votes
For	Against	Abstain
107,350,627	420,133	233,134

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Date: April 23, 2010	By:	/s/ Marie King
Marie King
Administrative Vice President and Corporate Secretary